MERRILL LYNCH PAN-EUROPEAN GROWTH FUND

                     Supplement dated April 1, 2003, to the
                       Prospectus dated September 13, 2002

         The section captioned "About the Portfolio Management Team" under the heading "How the Fund Invests" appearing on page 9 is amended by deleting such information and adding the following:

     The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection. The senior investment professionals in this group include Hu Aarts, Patrick Degorce, Simon Flood, Samuel Joab, Michel Legros and James Macmillian. Samuel Joab is primarily responsible for the day-to-day management of the Fund's portfolio.

         The section captioned MERRILL LYNCH INVESTMENT MANAGERS INTERNALTIONAL LIMITED appearing on page 31 is amended by deleting Olivier Rudigoz.


Code # 19034-0902SUP